Fourth Quarter 2024 Earnings Call

This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions (including its recently-announced acquisition of The First Bancshares, Inc.) into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management (including the possibility that such cost savings will not be realized when expected, or at all, as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into Renasant, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events); (ii) potential exposure to unknown or contingent risks and liabilities we have acquired, or may acquire, or target for acquisition, including in connection with the proposed merger with The First Bancshares, Inc.; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in policy by regulatory agencies or increased scrutiny by, and/or additional regulatory requirements of, regulatory agencies as a result of our proposed merger with The First Bancshares, Inc.; (ix) changes in the securities and foreign exchange markets; (x) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xi) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiv) general economic, market or business conditions, including the impact of inflation; (xv) changes in demand for loan and deposit products and other financial services; (xvi) concentrations of credit or deposit exposure; (xvii) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xviii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xix) civil unrest, natural disasters, epidemics and other catastrophic events in our geographic area; (xx) geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxi) the impact, extent and timing of technological changes; and (xxii) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. Forward-Looking Statements 2

Snapshot Assets: $18.0 billion Loans: 12.9 Deposits: 14.6 Equity: 2.7 Loans and Deposits by State MS 20% AL 28% FL 7% Other 1% GA 29% TN 15% Loans MS 40% AL 16% FL 3% GA 30% TN 11% Deposits Footprint *Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown. Overview 3 Note: As of December 31, 2024

• Net income of $44.7 million with diluted EPS of $0.70 and adjusted EPS (non-GAAP)(1) of $0.73 • Net interest margin remained unchanged from Q3 at 3.36% • Loans increased $257.4 million, or 8.1% annualized • Deposits increased $62.9 million, which includes a $126.8 million reduction of brokered deposits • Cost of total deposits decreased 16 basis points to 2.35%; noninterest-bearing deposits represented 23.4% of total deposits • The ratio of allowance for credit losses on loans to total loans decreased 2 basis points to 1.57% on a linked quarter basis • Nonperforming loans represented 0.88% of total loans, a decrease of 6 basis points on a linked quarter basis; annualized net loan charge-offs were 0.05% of average loans Fourth Quarter Highlights 4(1) Adjusted diluted EPS is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”.

Balance Sheet


Assets
$17,361
$17,346
$17,510
$17,960
$18,035
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024


Loans
$12,351
$12,501
$12,605
$12,628
$12,885
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024


Deposits
$14,077
$14,237
$14,255
$14,510
$14,573
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024


Equity
$2,297
$2,322
$2,355
$2,658
$2,678
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024

Note: Dollars in millions

5

6 Core Deposit Funding Diversification Granularity • Average deposit account balance is $34 thousand; commercial and consumer deposit accounts, excluding time deposit accounts, averaged approximately $99 thousand and $14 thousand, respectively • Top 20 depositors, excluding public funds, comprise 5.6% of total deposits Customer Consumer 48% Commercial 35% Public Funds 17% Commercial Construction 17% Professional Services 10% Real Estate 14% Financial 14% Manufacturing 7% Trade 10% Health Care 5% Other Services 17% Other 6% Note: As of December 31, 2024 *Includes money market 23% 54% 6% 17% Noninterest-bearing Interest-bearing* Savings Time

7 Liquidity Position Cash and Securities to Total Assets 17.0% 16.2% 15.9% 17.8% 16.9% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Loans to Deposits 88% 88% 88% 87% 88% $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Average Interest Earning Asset Mix (4Q 2024) 79% 2% 13% 6% Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks

8 Capital 13.23% 13.39% 13.45% 14.80% 14.85% 7.87% 8.04% 8.16% 9.76% 9.84% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Equity to Assets / Tangible Common Equity Ratio (non-GAAP)* Shareholders' equity to assets Tangible common equity ratio (non-GAAP)* $40.92 $41.25 $41.77 $41.82 $42.13 $22.92 $23.32 $23.89 $26.02 $26.36 $5 $10 $15 $20 $25 $30 $35 $40 $45 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Book Value / TBV (non-GAAP)* Book Value Tangible Book Value (non-GAAP)* * Tangible Common Equity Ratio and Tangible Book Value are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 10.52% 10.59% 10.75% 12.88% 12.72% 14.93% 15.00% 15.15% 17.32% 17.07% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 CET1 / TRBC Common equity tier 1 capital ratio Total risk-based capital ratio Highlights • The Company has a $100.0 million stock repurchase program under which the Company is authorized to repurchase outstanding shares of its common stock either in open market purchases or privately-negotiated transactions. There was no buyback activity during the fourth quarter of 2024

9 Asset Quality 2.16% 2.76% 2.62% 3.02% 2.89% 2.00% 2.50% 3.00% 3.50% 4.00% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Criticized Loans/Total Loans 0.44% 0.48% 0.23% 0.14% 0.31% 0.0% 0.5% 1.0% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Loans 30-89 Days Past Due/ Total Loans 0.06% 0.01% 0.18% 0.02% 0.05% 0.0% 0.5% 1.0% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Net Charge-offs / Average Loans 1.61% 1.61% 1.59% 1.59% 1.57% 0.0% 1.0% 2.0% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Allowance/Total Loans 286% 271% 204% 168% 178% 0% 200% 400% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Allowance/Nonperforming Loans 0.46% 0.48% 0.60% 0.71% 0.68% 0.0% 0.5% 1.0% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 NPAs/Total Assets

10 Profitability Note: Dollars in millions except per share amounts. *Adjusted Diluted EPS, Adjusted Net Income, Adjusted Net Interest Income (FTE), PPNR and Adjusted PPNR are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. $0.50 $0.70 $0.69 $1.18 $0.70 $0.76 $0.65 $0.69 $0.70 $0.73 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Diluted EPS / Adjusted Diluted EPS (non-GAAP)* Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)* $128.6 $125.9 $127.6 $133.6 $135.5 $127.2 $124.9 $126.8 $131.8 $134.7 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Net Interest Income (FTE) / Adjusted Net Interest Income (FTE) (non-GAAP)* Net interest income (FTE) Adjusted net interest income (FTE) (non-GAAP)* $34.4 $51.8 $51.8 $98.3 $52.4 $52.6 $48.2 $51.8 $56.2 $54.2 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 PPNR (non-GAAP)* / Adjusted PPNR (non-GAAP)* PPNR (non-GAAP)* Adjusted PPNR (non-GAAP)* $28.1 $39.4 $38.8 $72.5 $44.7 $42.9 $36.6 $38.8 $43.0 $46.5 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Net Income / Adjusted Net Income (non-GAAP)* Net Income Adjusted Net Income (non-GAAP)*

11 Profitability Ratios *Adjusted ROAA, Adjusted ROTCE, PPNR/Average Assets, Adjusted PPNR/Average Assets and Adjusted Efficiency Ratio are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 4.93% 6.85% 6.68% 11.29% 6.70% 13.94% 11.58% 12.04% 11.26% 11.38% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 ROAE / Adjusted ROTCE (non-GAAP)* ROAE (GAAP) ROTCE (Adjusted) (non-GAAP)* 0.65% 0.92% 0.90% 1.63% 0.99% 0.99% 0.86% 0.90% 0.97% 1.03% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 ROAA / Adjusted ROAA (non-GAAP*) ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* 75% 68% 67% 55% 68% 66% 68% 67% 65% 66% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Efficiency Ratio / Adjusted Efficiency Ratio (non-GAAP)* Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* 0.79% 1.21% 1.20% 2.21% 1.16%1.21% 1.13% 1.20% 1.27% 1.20% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 PPNR (non-GAAP)* / Adjusted PPNR Ratios (non- GAAP)* PPNR/Average Assets (non-GAAP)* Adjusted PPNR/Average Assets (non-GAAP)*

12 Net Interest Margin (FTE), Loan Yield and Cost of Deposits *Adjusted Net Interest Margin (FTE) and Adjusted Loan Yield are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 3.33% 3.30% 3.31% 3.36% 3.36% 3.29% 3.28% 3.29% 3.32% 3.34% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Net Interest Margin (FTE) / Adjusted Net Interest Margin (FTE)(non-GAAP)* Net Interest Margin Adjusted Net Interest Margin (FTE)(non-GAAP)* 6.18% 6.30% 6.41% 6.47% 6.29% 6.14% 6.27% 6.38% 6.41% 6.27% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Loan Yield / Adjusted Loan Yield (non-GAAP)* Loan yield Adjusted Loan Yield (non-GAAP)* 2.17% 2.35% 2.47% 2.51% 2.35% 2.94% 3.13% 3.28% 3.32% 3.09% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Cost of Deposits Total cost of deposits Cost of total interest-bearing deposits

Noninterest Income / Total Revenue $20.4 $41.4 $38.8 $89.3 $34.2 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Noninterest Income 81% 4% 7% 8% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance • Noninterest income decreased $55.1 million on a linked quarter basis primarily due to a gain on the sale of the Company's insurance agency of $53.3 million, recognized during the third quarter Note: Dollars in millions (1) Total revenue is calculated as net interest income plus noninterest income. (2) Effective July 1, 2024, Renasant sold the assets of its insurance agency. 13 (2) Service Charges 31% Fees and Commissions 12%Wealth Management 19% Mortgage Banking 20% Other 18% Mix - 4Q 2024

14 Noninterest Expense ($ in thousands) 3Q24 4Q24 Change Salaries and employee benefits 71,307$ 70,260$ (1,047)$ Data processing 4,133 4,145 12 Net occupancy and equipment 11,415 11,312 (103) Advertising and public relations 3,677 3,840 163 Merger and conversion expenses 11,273 2,076 (9,197) Other 20,178 23,114 2,936 Total 121,983$ 114,747$ (7,236)$ $111.9 $112.9 $112.0 $122.0 $114.7 4Q 2023 1Q 2024 2Q 2024 3Q 2023 4Q 2023 Salaries and employee benefits 61% Data processing 4% Net occupancy and equipment 10% Advertising and public relations 3% Merger and conversion expenses 2% Other 20% Mix - 4Q 2024 • Noninterest expense decreased $7.2 million on a linked quarter basis. Merger and conversion expenses were $2.1 million and $11.3 million for the fourth and third quarters, respectively. ($ in millions)

Appendix

16 Available Liquidity and Uninsured Deposits $9.6 $4.7 Available sources Uninsured and uncollateralized deposits Uninsured Deposits Uncollateralized 4.7$ 32.4 % Collateralized public funds 1.8 12.1 Total 6.5$ 44.5% % of Total Deposits Internal Sources Cash and cash equivalents 1.1$ Unencumbered securities(1) 0.7 External Sources FHLB borrowing capacity(2) 4.0 Federal Reserve Discount Window 0.7 Other(3) 3.1 Total 9.6$ Liquidity Sources Note: As of December 31, 2024; dollars in billions (1) Approximately $147 million of the unencumbered securities are placed at the Fed (2) Does not include loans participated to REITs that could be moved to Renasant Bank and pledged for additional capacity (3) Includes untapped brokered CDs (per internal policy limits) and unsecured lines of credit

17 Securities Composition (at Amortized Cost) Highlights • Represents 10.9% of total assets • Duration of 4.7 years • 54% of portfolio HTM • 10.6% of HTM are CRA investments • 25.3% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $203.7 million ($152.9 million, net of tax); this includes unrealized losses in AOCI on HTM securities of $65.7 million ($49.0 million, net of tax) Note: As of December 31, 2024 Agency CMO 40% Agency MBS 27% Municipal 14% Agency CMBS 10% SBA 6% Other 3% $2.1 Billion

18 Non-Owner Occupied CRE – Term* Non-Owner Occupied CRE – Term* Note: As of December 31, 2024. LTV is calculated using the most recent appraisal available. *Excludes construction 18% 10% 10% 23% 7% 8% 16% 6% 2% Warehouse/Industrial Hotels Self Storage Multi-family Medical Office Office (non-medical) Retail Senior Housing Other % of Loans 32.8% Avg Loan Size1 $2.2 million WA LTV 0.01% 0.69% 54.4% 30-89 Days NPLs2 Highlights Office (Non-Medical) Multi-Family Fair Value $325.5-- $985.0-- Avg Loan Size1 1.0-- 3.7-- % of Loans 2.5% 7.6% Past Due2 6.4 0.0 ACL Reserve3 3.5 1.2 WA LTV 56.2 52.9 Loans <75% LTV 84.8 99.5 In Footprint 99.0 99.7 Q4 Loan Growth 3.2 14.4 (1) Based on commitment amount (2) Includes non accrual loans; Ninety-three percent of Office past dues are represented by two loans (3) Includes reserves for both loans accounted for in pools and those individually evaluated Note: Dollars in millions

19 Construction Composition Note: As of December 31, 2024; LTV is calculated using the most recent appraisal available. Highlights 24% 9% 29% 7% 4% 11% 11% 2% 3% 1-4 Family Commercial Owner-Occupied Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Senior Housing Average Loan Size $1.80 million % of Total Loans 8.5% Past Due or Nonaccrual 0.3-- Weighted Average LTV 60.3--

Forward-Looking Statements 20 ACL / Loss Absorption ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 43,033$ 2.38 38,527$ 2.04 Lease Financing Receivables 2,384 2.43 3,368 3.72 Real Estate - 1-4 Family Mortgage 47,274 1.37 47,832 1.37 Real Estate - Commercial Mortgage 82,179 1.37 90,361 1.45 Real Estate - Construction 16,656 1.38 15,126 1.38 Installment loans to individuals 8,852 9.83 6,542 7.31 Allowance for Credit Losses on Loans 200,378 1.59 201,756 1.57 Allowance for Credit Losses on Deferred Interest 758 732 Reserve for Unfunded Commitments 15,443 14,943 Total Reserves 216,579 217,431 Purchase Accounting Discounts 5,637 5,021 Total Loss Absorption Capacity 222,216$ 222,452$ 12/31/20249/30/2024

21 Mortgage Banking Mortgage Banking Income ($ in thousands) 4Q23 3Q24 4Q24 Gain on sales of loans, net 1,860$ 4,499$ 2,379$ Fees, net 2,010 2,646 2,850 Mortgage servicing income, net 2,722 1,302 1,632 Mortgage banking income, net 6,592$ 8,447$ 6,861$ $342.5 $444.3 $560.3 $543.6 $482.3 $- $100 $200 $300 $400 $500 $600 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Locked Volume (in millions) Mix (in %) 4Q23 3Q24 4Q24 Wholesale 52 47 39 Retail 48 53 61 Purchase 87 87 89 Refinance 13 13 11 Gain on sale margin* 1.14% 1.78% 1.69% 1.56% 2.01% 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above

# Renasant Acquisition of The First

**Strong Strategic Partner**

- Creates a leading Southeast bank with ~$25 billion in combined assets
- Familiarity and culture mitigate risk
- Strengthens demographic profile and adds density

**Sound FBMS Fundamentals**

- Granular and diverse core deposit base
- Strong credit metrics
- Excess liquidity

**Financially Compelling**

- Accelerates profitability improvement
- Meaningful EPS accretion
- Capital ratios well-positioned



Tennessee
Nashville
Knoxville
Winston-Salem
Raleigh
North Carolina
Charlotte
Chattanooga
Memphis
Arkansas
Huntsville
Greenville
Tupelo
Birmingham
Atlanta
Columbia
South Carolina
Georgia
Mississippi
Alabama
Charleston
Columbus
Jackson
Montgomery
Savannah
Hattiesburg
Mobile
Louisiana
Baton Rouge
Pensacola
Destin
Tallahassee
Jacksonville
New Orleans
Florida
Orlando
Tampa
Branches
RENASANT | 161
TheFirst | 111

**Combined Highlights**

| ~$25B | ~$18B | ~$21B |
|---|---|---|
| Assets | Loans | Deposits |

Note: Data as of June 30, 2024.

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